UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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INTERWAVE COMMUNICATIONS INTERNATIONAL LTD.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following is the text of a memorandum distributed via e-mail to the employees of Interwave Communications International Ltd. on September 13, 2004, explaining the upcoming termination of Interwave’s 1999 Employee Share Purchase Plan in connection with the proposed amalgamation between Interwave and Alvarion:

interWAVE Communications International LTD

2495 Leghorn Street, Mountain View, CA 94043-1611

Tel: +1 650 314 2500 Fax: +1 650 967 3966 Website: www.iwv.com

TO:                         All Participants in the Interwave Communications International Ltd. 1999 Employee Share Purchase Plan

FROM:                  Interwave Communications International Ltd.

DATE:                    September 13, 2004

RE:                         Notice of the Upcoming Termination of the Interwave Communications International Ltd. 1999 Employee Share Purchase Plan and Your New Purchase Date

On July 27, 2004, Interwave Communications International Ltd. (“Interwave”) entered into an Agreement and Plan of Amalgamation with Alvarion Ltd. (“Alvarion”) and Alvarion Mobile, a wholly owned subsidiary of Alvarion (“Amalgamation Sub”), whereby Interwave will amalgamate with and into Amalgamation Sub and Amalgamation Sub will be the surviving company (the “Amalgamation”).  Please read this notice carefully, since it explains the effect of the Amalgamation on your current participation in the Interwave Communications International Ltd. 1999 Employee Share Purchase Plan (the “ESPP”).

The ESPP will be terminated on the effective date of the Amalgamation, which is currently scheduled for October 1, 2004.  You will no longer be eligible to purchase common shares of Interwave through payroll deductions under the ESPP.  However, you currently have one more opportunity to purchase common shares of Interwave under the ESPP before it is terminated.

In connection with the upcoming Amalgamation, the ESPP Administrator has shortened all offering periods currently underway.  Consequently, the purchase date of your applicable offering period has been changed to the last business day prior to the effective date of the Amalgamation.  Therefore, your accumulated payroll deductions will automatically be applied to purchase common shares of Interwave on this new purchase date, unless you withdraw from participation in the ESPP before the new purchase date.  Your shortened offering period is considered a fully effective and completed offering period for all purposes under the ESPP.

If you do not want to purchase common shares of Interwave on the new purchase date, you may withdraw from the ESPP by completing the withdrawal notice, attached hereto as Exhibit A, and delivering it to Shannyn McSheffrey at Interwave Communications International Ltd., 2495 Leghorn Drive, Mountain View, CA 94034, Fax: (650) 967-3024, E-mail: smcsheffrey@iwv.com.  Your completed withdrawal notice must be received before the new purchase date, or your accumulated payroll deductions will automatically be applied to purchase shares under the ESPP.  Each participant’s tax situation is different.  You should discuss your own tax situation with your personal tax advisor.

If you do not withdraw from the ESPP as described in this notice, each common share of Interwave automatically purchased on the new purchase date will be converted on the effective date of the Amalgamation into a right to receive $5.75 in cash for each share, without the issuance of share certificates representing common shares of Interwave purchased on the new purchase date under the ESPP.

If the Amalgamation does not occur, the shortened offering periods and new purchase date described in this notice will not occur and the ESPP will continue pursuant to its terms.

If you have any questions regarding this notice, please contact Shannyn McSheffrey at (650) 314-2514 or smcsheffrey@iwv.com or Christopher Willard of Wilson Sonsini Goodrich & Rosati, P.C. at (650) 565-3511 or cwillard@wsgr.com.

EXHIBIT A

INTERWAVE COMMUNICATIONS INTERNATIONAL, LTD.

1999 EMPLOYEE SHARE PURCHASE PLAN

NOTICE OF WITHDRAWAL

The undersigned participant in a current Offering Period of the Interwave Communications International Ltd. 1999 Employee Share Purchase Plan, which shall end on the last business day prior to the effective date of the Amalgamation, hereby notifies Interwave that, he or she withdraws from such Offering Period.  He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period.  The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated and that no further payroll deductions will be made for the purchase of shares in the current Offering Period.  In the event the Amalgamation does not occur, the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering a new Subscription Agreement to Interwave.

Name and Address of Participant:

Signature:

Date:

WHERE YOU CAN FIND ADDITIONAL INFORMATION

In connection with Interwave’s proposed amalgamation with Alvarion, on August 18, 2004, Interwave publicly filed a definitive proxy statement and has filed and will file other relevant documents concerning the transaction with the Securities and Exchange Commission (SEC).  SECURITY HOLDERS OF INTERWAVE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  Security holders of Interwave may obtain a free copy of the definitive proxy statement and other documents filed by Interwave with the SEC at the SEC's Web site at http://www.sec.gov. The definitive proxy statement/prospectus and these other documents may also be obtained for free from Interwave, Investor Relations, 2495 Leghorn Street, Mountain View, California 94043, (650) 314-2500.

Interwave and Alvarion and their respective directors and executive officers and other members of their management and their employees may be deemed to be participants in the solicitation of proxies from the shareholders of Interwave with respect to the transactions contemplated by the amalgamation agreement. Information about the directors and officers of Interwave and their respective interests in the amalgamation are available in the definitive proxy statement filed with the SEC.  Interwave began mailing the definitive proxy statement to its shareholders on September 1, 2004.

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

This document contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on the current expectations or beliefs of Alvarion’s and Interwave’s management and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward -looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: our limited history in completing acquisitions may adversely impact our ability to successfully integrate the business of Alvarion and Interwave; we may face liabilities and expenses in excess of those currently anticipated with respect to the acquisition of Interwave; we may be unable to retain key personnel of Interwave;  our inability to further identify, develop and achieve success for new products, services and technologies; increased competition and its effect on pricing, spending, third-party relationships and revenues; our inability to establish and maintain relationships with commerce, advertising, marketing, and technology providers; and other risks detailed from time to time in filings with the SEC. In addition, if Interwave does not receive required shareholder approvals or either company fails to satisfy other conditions to closing, the transaction will not be consummated. Factors affecting Interwave’s business generally include those set forth in Interwave’s filings with the SEC, including its Annual Report on Form 10-K for its most recent fiscal year and its most recent Quarterly Report on Form 10-Q, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections, and its Current Reports on Form 8-K.